SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
September 12, 2007
SPARTECH CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	43-0761773 (I.R.S. Employer Identification No.)
1-5911
(Commission File Number)
120 S. Central Avenue, Suite 1700
Clayton, Missouri 63105
(314) 721-4242
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240-14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-r(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

SPARTECH CORPORATION
FORM 8-K
Item 2.02. Results of Operations and Financial Condition.
On September 12, 2007 Spartech Corporation issued a press release relating to its earnings results for its third quarter and nine month period ended August 4, 2007. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press release of Spartech Corporation dated September 12, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date September 13, 2007	By	/s/ JEFFREY D. FISHER
Jeffrey D. Fisher
Senior Vice President and General Counsel